SUMMARY PROSPECTUS

May 1, 2021

Rational Dynamic Brands Fund

Class A Shares: HSUAX	Class C Shares: HSUCX	Institutional Shares: HSUTX

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at http://rationalmf.com/literature-forms/. You can also get this information at no cost by calling 800-253-0412, emailing info@rationalmf.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated May 1, 2021, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

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FUND SUMMARY – RATIONAL DYNAMIC BRANDS FUND

Investment Objective: The Fund’s investment objective is to seek long-term capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the sections of the Fund’s Prospectus entitled How to Buy Shares on page 113 and Appendix A - Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information (“SAI”) entitled Waivers and Reductions of Up-Front Sales Charge on Class A Shares on page 79.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Class A Shares	Class C Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	4.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of original purchase price or the net asset value of shares at the time of redemption)	None	None(1)	1.00%(2)
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	Class A Shares	Class C Shares
Management Fees	0.75%	0.75%	0.75%
Distribution (12b-1) Fees	None	0.25%	1.00%
Other Expenses (including shareholder services fee of up to 0.25%)	0.50%	0.52%	0.66%
Acquired Fund Fees and Expenses(3)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	1.26%	1.53%	2.42%
Fee Waivers and/or Expense Reimbursements(4)	(0.01)%	(0.03)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	1.25%	1.50%	2.25%
(1) (2) (3) (4)

In the case of investments of $1 million or more (where you do not pay an initial sales charge and the selling broker receives a commission), a 1.00% contingent deferred sales charge (“CDSC”) may be assessed on shares redeemed within two years of purchase.

Maximum Deferred Sales Charge on Class C shares applies to shares sold within 12 months of purchase.

Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The operating expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

The Fund’s investment advisor, Rational Advisors, Inc. (the “Advisor”) has contractually agreed to waive all or a portion of its management fee and/or reimburse certain operating expenses of the Fund to the extent necessary in order to limit the Fund’s total annual fund operating expenses (excluding (i) acquired fund fees and expenses; (ii) brokerage commissions and trading costs; (iii) interest (including borrowing costs and overdraft charges), (iv) taxes, (v) short sale dividends and interest expenses, and (vi) non-routine or extraordinary expenses, such as regulatory inquiry and litigation expenses) to not more than 1.24%, 1.49% and 2.24% of the average daily net assets of the Fund’s Institutional, Class A, and Class C shares, respectively, through April 30, 2022. This arrangement may only be terminated prior to this date with the agreement of the Fund’s Board of Trustees. Under certain conditions, the Advisor may recoup management fees that it waived or Fund expenses that it paid under this agreement for a period of three years from the date the fees were waived or expenses paid, if the recoupment can be achieved without causing the expense ratio of the share class (after the recoupment is taken into account) to exceed (i) the expense limit in effect at the time the fees were waived or expenses paid, or (ii) the expense limit in place at the time of the recoupment.

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Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, operating expenses remain the same, and the expense reduction/reimbursement remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$127	$399	$691	$1,522
Class A Shares	$620	$933	$1,267	$2,209
Class C Shares – no redemption	$228	$738	$1,275	$2,743
Class C Shares – with redemption	$328	$738	$1,275	$2,743

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 320% of the average value of its portfolio.

Principal Investment Strategy

The Fund pursues its investment objective by investing primarily in the stocks of companies with the 25 to 50 most attractive and leading brands, from a fundamental and technical perspective, contained in the Alpha Brands Consumer Spending Index (the “Index”). The Index tracks the performance of 200 highly recognizable and relevant U.S. and foreign brands with a business to consumer and business to business focus. Companies with a business to consumer focus primarily operate to create and sell products and/or services to the consumer on a direct basis or through intermediaries. Companies with a business to business focus generally create and sell products and/or services to other businesses, which are typically used to aid these businesses in serving their clients. The Fund’s strategy is based on the premise that consumption drives the U.S. economy with roughly 70% of U.S. GDP derived from household consumption, and that brand loyalty, demographics, and incomes typically drive consumption habits.

Brands are assets owned by a corporation that often represent products and services to an end user. Companies sell products and services under a unique product name or “brand” that has built an emotional connection with customers over time and with large amounts of advertising dollars. The leading brands have embedded themselves in our daily lives and often inspire trust, loyalty and respect.

The Index measures the performance of 180 U.S. listed companies and 20 non-U.S. listed companies selected from 70 sub-industries that are deemed by the index provider’s rules-based methodology to have a large number of companies focused directly or indirectly on the consumer and consumer/business products and services. The Index methodology is designed to track the leading companies by isolating those companies with the highest market cap, three-year total sales and three-year sales growth. By virtue of being at the top of these rankings, a company is deemed a “leading” company in its consumer-focused industry or its business to business focused industry. A company is excluded from the index if (i) it does not rank high enough to be eligible for inclusion based on the methodology described above at the time of initial calculation or in subsequent years’ reconstitutions; or (ii) it is acquired by another company where such acquired company’s shares cease trading on an exchange. The Index is equally weighted and is rebalanced and reconstituted annually in December. The Fund’s investment sub-advisor, Accuvest Global Advisors (the “Sub-Advisor”), is also the sponsor of the Index.

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From the universe of securities in the Index, the Sub-Advisor selects the Fund’s portfolio based on its multi-step proprietary investment process. The Sub-Advisor uses fundamental and technical analysis to identify companies to include in the Fund’s portfolio. Fundamental analysis includes analyzing a company’s cash flow, sales, earnings per share, intangible assets, and similar statistics to identify companies that the Sub-Advisor believes have a competitive advantage over other companies. Technical analysis includes analyzing a company’s price movements over various time frames to identify the most attractive buy and sell levels, which helps identify the best time to buy or sell a particular security. The Fund may invest, directly or indirectly through investments in ETFs, in both U.S. and foreign companies included in the Index, including through American Depositary Receipts (“ADRs”), and companies domiciled in emerging markets. Although the Fund may invest in companies of any market capitalization, it expects the market capitalization of the companies held in its portfolio to be $2 billion and above at the time of purchase. From time to time, the Fund may also invest in ETFs to gain exposure to particular consumer-focused and business to business focused industries. In times of economic turmoil or unusually high equity valuations where equity risk is deemed high, or other unfavorable conditions, the Fund may invest in cash and cash equivalents, covered call options, long or short index futures contracts, index option puts, inverse equity ETFs and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, and the U.S. dollar.

The process begins with the identification of the primary characteristics currently driving returns of S&P 500 companies. Examples of such characteristics include growth, value, size, momentum, strong balance sheet (i.e., high assets over liabilities, high total assets over total debt, high cash on balance sheet, low debt to equity ratio), profitability and dividend yield (a financial ratio that indicates how much a company pays out in dividends each year relative to its share price). Multiple baskets of companies included in the Index are then created based on these characteristics. Along with company fundamentals, the Sub-Advisor takes into account interest rate movements and U.S. dollar movements when analyzing stock and sector allocations. The investment process identifies important growth themes, employs single and multi-factor screens to identify those companies with the strongest fundamentals, and analyzes various technical and risk factors to select the companies with the most attractive current price. The Sub-Advisor, based on its fundamental and technical analysis, determines the appropriate weighting of the companies within the Fund’s portfolio. Allocations of the portfolio’s equity assets to cash, cash equivalents, covered call options, long or short index futures contracts, index option puts, inverse equity ETFs and in asset classes that have historically been safe havens when equities were experiencing drawdowns, which are U.S. treasury securities, short-term bonds, and the U.S. dollar are based on the Sub-Advisor’s proprietary risk dashboard, which monitors current equity market technical indicators (important moving averages and crosses of those averages), macroeconomic fundamental indicators (valuations, GDP growth, inflation trends), as well as interest rate and U.S. dollar movements. The Fund’s allocation of its assets to cash, cash equivalents, covered call options, long or short index futures contracts, index option puts, and protective ETFs may be significantly skewed towards cash and/or protective assets at times of high market stress.

The companies held by the Fund are sold when there is a change in fundamentals, the target price of the company is met, and/or the Sub-Advisor has identified better investment opportunities.

Principal Investment Risks

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

ADR Risk. ADRs, which are typically issued by a bank, are certificates that evidence ownership of shares of a foreign company and are alternatives to purchasing foreign securities directly in their national markets and currencies. ADRs are subject to the same risks as direct investment in foreign companies and involve risks that are not found in investments in U.S. companies. ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading. Certain ADRs are not listed on an exchange and therefore may be considered to be illiquid.

Cash or Cash Equivalents Risk. At times, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. There is a risk that issuers will not make payments on fixed income securities held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer's financial condition changes. The issuer of a fixed income security may also default on its obligations.

Derivatives Risk. The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a derivative transaction may not fulfill its contractual obligations; (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying reference asset. Derivatives can also create leverage risk because they do not require payment up front equal to the economic exposure created by holding a position in the derivative. As a result, an adverse change in the value of the underlying asset could result in the Fund sustaining a loss that is substantially greater than the amount invested in the derivative or the anticipated value of the underlying asset, which may make the Fund’s returns more volatile and increase the risk of loss. Derivative instruments may be less liquid than more traditional investments and the Fund may be unable to sell or close out its derivative positions at a desirable time or price. This risk may be more acute under adverse market conditions, during which the Fund may be most in need of liquidating its derivative positions. Derivatives may also be less tax efficient and subject to changing government regulation that could impact the Fund’s ability to use certain derivatives or their cost. When a derivative is used for hedging, the change in value of the derivative may also not correlate specifically with the risk of the underlying asset being hedged. Derivative prices are highly volatile and may fluctuate substantially during a short period of time. Such prices are influenced by numerous factors that affect the markets, including, but not limited to: changing supply and demand relationships; government programs and policies; national and international political and economic events, changes in interest rates, inflation and deflation and changes in supply and demand relationships. Derivatives strategies may not always be successful, and their successful use will depend on the portfolio managers’ ability to accurately forecast movements in the market relating to the underlying asset.

Futures Risk. Investments in futures contracts involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the

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Fund. This risk could cause the Fund to lose more than the principal amount invested. In addition, futures contracts may become mispriced or improperly valued relative to the Advisor’s expectations and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying reference asset because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends.

Options Risk. There are risks associated with the Fund’s use of options. As the buyer of a call option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not rise above the strike price, which means the option will expire worthless. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the underlying reference instrument does not fall below the strike price, which means the option will expire worthless. Conversely, as a seller (writer) of a call option or put option, the Fund will lose money if the value of the underlying reference instrument rises above (written call option) or falls below (written put option) the respective option’s strike price.

Additionally, purchased options may decline in value due to changes in price of the underlying reference instrument, passage of time and changes in volatility. Generally, options may not be an effective hedge because they may have imperfect correlation to the value of the Fund's portfolio securities. Further, the underlying reference instrument on which the option is based may have imperfect correlation to the value of the Fund's portfolio securities. Option premiums are treated as short-term capital gains and when distributed to shareholders, are usually taxable as ordinary income, which may have a higher tax rate than long-term capital gains for shareholders holding Fund shares in a taxable account. Options are also subject to leverage and volatility risk, liquidity risk, tracking risk, and sub-strategy risk.

Options Market Risk. Markets for options may not always operate on a fair and orderly basis. At times, prices for options may not represent fair market value and prices may be subject to manipulation, which may be extreme under some circumstances. The dysfunction and manipulation of volatility and options markets may make it difficult for the Fund to effectively implement its investment strategy and achieve its objectives and could potentially lead to significant losses.

Emerging Market Risk. Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights. Securities law and the enforcement of systems of taxation in many emerging market countries may change quickly and unpredictably, and the ability to bring and enforce actions, or to obtain information needed to pursue or enforce such actions, may be limited. Companies in emerging market countries generally may be subject to less stringent regulatory, disclosure, financial reporting, accounting, auditing and recordkeeping standards than companies in more developed countries. As a result, information, including financial information, about such companies may be less available and reliable, which can impede the Fund’s ability to evaluate such companies. Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default. Emerging market securities also tend to be less liquid and the prices of such securities tend to be more volatile than the securities of issuers located in developed markets.

Equity Securities Risk. The price of equity securities in the Fund’s portfolio will fluctuate based on actual or perceived changes in a company’s financial condition and on market and economic

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conditions. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

ETF Risk. Like a mutual fund, the value of an ETF can fluctuate based on the prices of the securities owned by the ETF, and ETFs are also subject to the following additional risks: (i) the ETF’s market price may be less than its net asset value; (ii) an active market for the ETF may not develop or be maintained; and (iii) market trading in the ETF may be halted under certain circumstances. Because the Fund may invest its assets in ETFs that have their own fees and expenses in addition to those charged directly by the Fund, the Fund may bear higher expenses than a Fund that invests directly in individual securities.

Fixed Income Risk. The value of the Fund’s investments in fixed income securities will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default), extension risk (an issuer may exercise its right to repay principal on a fixed rate obligation held by the Fund later than expected), and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund's share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, including economic sanctions, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. Investing in foreign securities includes trading related risks (e.g., government supervision and regulation of foreign securities and currency markets, trading systems and brokers may be less than in the U.S., and foreign securities may be subject to foreign governmental restrictions such as exchange controls). All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Securities denominated in foreign currencies may be adversely affected by changes in currency rates and by substantial currency conversion costs.

Inverse ETF Risk. Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Management Risk. The investment strategies and models employed by the Sub-Advisor in selecting investments and asset allocations for the Fund may not result in an increase in the value of your investment or in overall performance equal to other similar investment vehicles having similar investment strategies. In addition, the Sub-Advisor’s judgment about the attractiveness, value and potential appreciation of particular stocks or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the Sub-Advisor’s judgment will produce the desired result.

Market Risk. The value of securities in the Fund’s portfolio will fluctuate and, as a result, the Fund’s share price may decline suddenly or over a sustained period of time.

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Mid/Small Cap Stock Risk. Because the smaller companies in which the Fund may invest may have unproven track records, a limited product or service base and limited access to capital, they may be more likely to fail than larger companies.

Turnover Risk. The Fund may have a high turnover of the securities held in its portfolio. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies, including ETFs (“Underlying Funds”), in which the Fund invests are subject to investment advisory fees and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying Funds is subject to its own specific risks.

U.S. Agency Securities Risk. The Fund may invest in U.S. government or agency obligations. Securities issued or guaranteed by federal agencies and U.S. government sponsored entities may or may not be backed by the full faith and credit of the U.S. government.

For more information, please see the section of the Fund’s Prospectus entitled “Additional Information Regarding the Funds’ Principal Investment Strategies and Related Risks.”

Performance: The bar chart and accompanying table shown below provide an indication of the risks of investing in the Fund by showing the total return of its Institutional shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information and daily net asset value per share is available at no cost by calling 1-800-253-0412.

The Fund changed its sub-advisor and investment strategy effective October 17, 2017. Performance information for periods prior to October 17, 2017 does not reflect the Fund’s current investment strategy and the Fund was not managed by the Fund’s current Sub-Advisor prior to October 17, 2017.

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Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 31.12% (quarter ended June 30, 2020), and the lowest return for a quarter was (20.46)% (quarter ended September 30, 2011).

The Fund’s Institutional shares year-to-date return as of March 31, 2021 was 5.98%.

Average Annual Total Returns

(for the periods ended December 31, 2020)

	1 Year	5 Years	10 Years
Institutional Shares
Return Before Taxes	45.28%	17.97%	12.33%
Return After Taxes on Distributions	39.87%	13.97%	7.33%
Return After Taxes on Distributions and Sale of Fund Shares	27.74%	12.82%	8.19%
Class A Shares
Return Before Taxes	38.03%	16.55%	11.49%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.88%
	1 Year	5 Years	Since Class C Inception (1/2/2014)
Class C Shares
Return Before Taxes	43.80%	16.93%	10.25%
S&P 500 Total Return Index® (reflects no deduction for fees, expenses or taxes)	18.40%	15.22%	13.08%
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After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-advantaged accounts or to shares held by non-taxable entities. After-tax returns are only shown for Institutional shares. After-tax returns for other share classes will vary.

Advisor: Rational Advisors, Inc. (“Rational”) is the Fund’s investment advisor (the “Advisor”).

Sub-Advisor: Accuvest Global Advisors is the Fund’s investment sub-advisor.

Portfolio Managers: David Garff, President, Chief Investment Officer and Chief Compliance Officer of the Sub-Advisor; Eric M. Clark, Portfolio Manager of the Sub-Advisor; and James Calhoun, Portfolio Manager of the Sub-Advisor serve as the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. They have each served as Portfolio Manager of the Fund since October 2017.

Purchase and Sale of Fund Shares: The minimum initial purchase for the Fund’s Class A, Class C, and Institutional shares is $1,000. For Class A and Class C shares, the minimum subsequent investment is $50; for Institutional shares, the minimum subsequent investment is $500. For Class A, Class C, and Institutional shares, the minimum initial and subsequent investment through the Systematic Investment Program (“SIP”) is $50.

You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or individual retirement account, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

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